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                FILED PURSUANT TO RULE 202(d) OF REGULATION S-T

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    October 31, 1996
                                                 ------------------------------


Garden State Newspapers, Inc.
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(Exact name of registrant as specified in its charter)



Delaware                                                        22-2675173
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)



1560 Broadway, Suite 1450, Denver, CO                             80202
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code         (303) 837-0886
                                                  -----------------------------


                                   No Change
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         (Former name or former address, if changed since last report.)
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Item 2.     Acquisition or Disposition of Assets

On October 31, 1996, Garden State Newspapers, Inc. (the "Registrant"), acquired from Thomson Newspapers, Inc., substantially all the assets used in the publication of the Star News, San Gabriel Valley Tribune, Whittier Daily News,
Times-Standard and The Evening Sun, daily newspapers distributed primarily in Pasadena, West Covina, Whittier and Eureka, California, and Hanover,
Pennsylvania, respectively, and seven weekly newspapers distributed in and around these same cities, for approximately $130.0 million in cash. The daily newspapers combined had daily and Sunday circulation of approximately 161,000 and 163,000 at March 31, 1996.

On October 31, 1996, the Registrant also entered into a new $240.0 million amended and restated bank credit facility (the "Bank Credit Facility").
Proceeds of approximately $213.0 million from the Bank Credit Facility and $17.0 million of borrowings under an existing revolving credit agreement were used to purchase the newspaper assets described above, prepay the Registrant's
10.89% Senior Secured Notes, and pay certain expenses associated with the Bank
Credit Facility and prepaying the 10.89% Senior Notes.

The descriptions of the purchase transaction set forth herein are qualified in their entirety by the provisions of the purchase and credit agreements, which are attached hereto as exhibits.



Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits

 (a)             Financial Statements of Businesses Acquired

                 Because it is impracticable at this time to file the financial statements required under this Item, such information is not included in this report. The required financial statements will be filed at the earliest practicable date and, in any event, no later than January 14, 1997.


 (b)             Unaudited Pro Forma Financial Information

                 Because it is impracticable at this time to file the pro forma financial information required under this Item, the required information will be filed at the earliest practicable date and, in any event, no later than January 14, 1997.





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 (c)             Exhibits

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
                 Item No.                              Description
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
                   2.1            Asset Purchase Agreement by and among Thomson Newspapers, Inc., Seller, and Garden State
                                  Newspapers, Inc., Purchaser, relating to the Pasadena Star-News, Whittier Daily News, San Gabriel
                                  Valley Tribune and Various Related Publications Collectively Referred to by Seller as The Thomson
                                  L.A. News Group Published in Pasadena, Whittier and West Covina, California; The Times-Standard
                                  and Various Related Publications Published in Eureka, California; and The Evening Sun and Various
                                  Related Publications Published in Hanover, Pennsylvania, dated October 30, 1996.

                   2.2            $240,000,000 Credit Agreement Dated as of August 31, 1995, as Amended and Restated as of October
                                  31, 1996, among Garden State Newspapers, Inc., the Banks listed in the signature pages hereof
                                  (including Bankers Trust Company, as Documentation Agent) and The Bank of New York (including in its capacity as Administrative and Syndication Agent), as Agent.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GARDEN STATE NEWSPAPERS, INC.


Date:  November 13, 1996                 By:   /s/ Joseph J. Lodovic, IV
                                            -----------------------------------
                                               Joseph J. Lodovic, IV
                                               Executive Vice President,
                                               Chief Financial Officer





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                                    EXHIBIT INDEX

Item No.                                          Description                                                        Page
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
  2.1          Asset Purchase Agreement by and among Thomson Newspapers, Inc., Seller, and Garden State
               Newspapers, Inc., Purchaser, relating to the Pasadena Star-News, Whittier Daily News, San Gabriel
               Valley Tribune and Various Related Publications Collectively Referred to by Seller as The Thomson
               L.A. News Group Published in Pasadena, Whittier and West Covina, California; The Times-Standard
               and Various Related Publications Published in Eureka, California; and The Evening Sun and Various
               Related Publications Published in Hanover, Pennsylvania, dated October 30, 1996.

  2.2          $240,000,000 Credit Agreement Dated as of August 31, 1995, as Amended and Restated as of October
               31, 1996, among Garden State Newspapers, Inc., the Banks listed in the signature pages hereof
               (including Bankers Trust Company, as Documentation Agent) and The Bank of New York (including in its capacity as Administrative and Syndication Agent), as Agent.